UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Dryden Tax-Managed Funds

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	10/31/2005

Date of reporting period:	10/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden Large-Cap Core Equity Fund

OCTOBER 31, 2005	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term after-tax growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

December 15, 2005

Dear Shareholder:

We hope you find the annual report for the Dryden Large-Cap Core Equity Fund, a series of Dryden Tax-Managed Funds, informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Large-Cap Core Equity Fund

Dryden Large-Cap Core Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Large-Cap Core Equity Fund (the Fund) is long-term after-tax growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A	8.84%	–9.14%	12.75%
Class B	7.95	–12.55	7.30
Class C	7.95	–12.55	7.30
Class Z	9.06	–8.07	14.73
S&P 500 Index[3]	8.72	–8.38	7.87
Lipper Large-Cap Core Funds Avg.[4]	8.35	–13.44	4.60

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A	5.62%	–2.86%	1.21%
Class B	5.86	–2.67	1.35
Class B—Return After Taxes on Distribution	5.52	–2.88	1.20
Class B—Return After Taxes on Distribution and Sale of Fund Shares	3.79	–2.41	1.04
Class C	9.86	–2.48	1.35
Class Z	12.06	–1.50	2.37
S&P 500 Index[3]	12.25	–1.49	1.42
Lipper Large-Cap Core Funds Avg.[4]	11.54	–2.87	0.75

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 3/3/99. The Since Inception returns for the S&P 500 Index and the Lipper Large-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed.

4The Lipper Average represents returns based on an average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings* expressed as a percentage of net assets as of 10/31/05
Exxon Mobil Corp., Petroleum & Coal	3.1%
General Electric Co., Industrial Conglomerates	3.0
Microsoft Corp., Computer Software & Services	2.4
Citigroup, Inc., Financial Services	2.2
Johnson & Johnson, Pharmaceuticals	2.2

* Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/05
Financials	20.5%
Information Technology	15.0
Healthcare	13.7
Consumer Discretionary	11.9
Industrials	11.9

Industry weightings are subject to change.

Dryden Large-Cap Core Equity Fund	3

Investment Subadviser’s Report

Quantitative Management Associates LLC

Over the 12 months ended October 31, 2005, the Fund’s Class A shares performed better than the S&P 500 Index. The Fund’s return was substantially higher than the Lipper Large-Cap Core Funds Average, which is a measure of comparable funds’ performance.

The Large-Cap Core Fund is actively managed with the objective of long-term after-tax growth of capital. We set the operational goal of outperforming the S&P 500 Index. To meet this objective, we invest in both rapidly growing and slowly growing companies. Doing this limits our exposure to any particular style of investing and can reduce the Fund’s volatility relative to the S&P 500 Index. When selecting the stocks of more rapidly growing companies, we place a heavier emphasis on signals about their future growth prospects. We call these signals “news.” For example, upward revisions in the earnings forecasts of Wall Street analysts characterize many good news situations. We emphasize attractive valuation for slowly growing stocks, and invest more heavily in stocks that are cheaply priced relative to the firms’ earnings prospects and book value. In addition, we consider the tax implications of our trading in an attempt to minimize taxable distributions to the Fund while not sacrificing performance.

The large-cap U.S. stock market, as measured by the S&P 500 Index, returned 8.7% for this reporting period. This was below its long-run historical average return of about 12%. Although corporate earnings continued to grow at a healthy pace, we believe investors were concerned about rising energy costs and the effect of rising interest rates on the future growth of the U.S. economy.

The Fund achieved its goal of outperforming the S&P 500 Index while maintaining a risk exposure similar to the Index and of producing favorable after-tax returns. It benefited from good stock selection as opposed to favoring a particular industry, capitalization range, or investment style. This was because the Fund’s risk exposures relative to the S&P 500 Index were limited by allowing only small deviations from the Index on these characteristics. Good security selection was achieved in both rapidly growing and slower growing stocks. The Fund benefited from holding larger positions than the S&P Index in ConocoPhillips (+58%), TXU (+69%), and Amgen (+33%). Holding smaller positions than the Index in Fannie Mae (–31%) and eBay (–19%) was helpful as well, while performance was hurt by not having a position in Apple Computer (+119%).

Note: The numbers in parentheses represent the securities’ returns over the full reporting period. The portfolio’s position may have varied in size during that period. The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2005, at the beginning of the period, and held through the six-month period ended October 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Dryden Large-Cap Core Equity Fund	5

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Large-Cap Core Equity Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,043.81	1.27%	$6.54
	Hypothetical	$1,000.00	$1,018.80	1.27%	$6.46

Class B	Actual	$1,000.00	$1,039.72	2.02%	$10.39
	Hypothetical	$1,000.00	$1,015.02	2.02%	$10.26

Class C	Actual	$1,000.00	$1,039.72	2.02%	$10.39
	Hypothetical	$1,000.00	$1,015.02	2.02%	$10.26

Class Z	Actual	$1,000.00	$1,045.02	1.02%	$5.26
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2005 (to reflect the six-month period).

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Portfolio of Investments

as of October 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.4%
COMMON STOCKS
CONSUMER DISCRETIONARY 11.9%

Auto & Truck 0.5%
14,400	AutoNation, Inc.(a)	$286,272
10,800	Harley-Davidson, Inc.(b)	534,924

		821,196

Commercial Services & Supplies 0.1%
2,200	Strayer Education, Inc.	196,922

Distributors
700	Handleman Co.	8,330

Hotels, Restaurants & Leisure 1.8%
7,700	Brinker International, Inc.(a)	293,524
9,200	Darden Restaurants, Inc.	298,264
9,600	Jack in the Box, Inc.(a)(b)	285,120
11,500	McDonald’s Corp.	363,400
55,400	Starbucks Corp.(a)(b)	1,566,712
6,300	YUM! Brands, Inc.	320,481

		3,127,501

Media 3.2%
55,000	Comcast Corp. (Class A)(a)(b)	1,530,650
32,700	Disney (Walt) Co.(b)	796,899
17,100	Gannett Co., Inc.	1,071,486
20,400	Time Warner, Inc.	363,732
60,100	Viacom, Inc. (Class B)	1,861,297

		5,624,064

Multiline Retail 3.1%
42,400	Dollar General Corp.	824,256
6,700	Federated Department Stores, Inc.(b)	411,179
25,900	J.C. Penney Co., Inc.(b)	1,326,080
64,800	Wal-Mart Stores, Inc.(b)	3,065,688

		5,627,203

Specialty Retail 3.2%
16,300	Bed Bath & Beyond, Inc.(a)	660,476
12,600	Brunswick Corp.(b)	480,438
39,200	Coach, Inc.(a)	1,261,456

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	7

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

2,100	Harman International Industries, Inc.	$209,706
43,800	Home Depot, Inc.	1,797,552
13,100	Jones Apparel Group, Inc.	357,368
7,900	Liz Claiborne, Inc.(b)	278,080
14,800	Pulte Homes, Inc.	559,292
11,500	Select Comfort Corp.(a)(b)	251,850

		5,856,218

		21,261,434

CONSUMER STAPLES 7.2%

Beverages 2.5%
14,300	Anheuser-Busch Companies, Inc.(b)	590,018
34,000	Coca-Cola Co.	1,454,520
25,700	Coca-Cola Enterprises, Inc.(b)	485,730
46,400	Pepsi Bottling Group, Inc. (The)	1,319,152
10,360	PepsiCo, Inc.	612,069

		4,461,489

Cosmetics & Soaps 1.7%
3,200	Avon Products, Inc.	86,368
15,300	Kimberly-Clark Corp.(b)	869,652
13,200	Parlux Fragrances, Inc.(a)(b)	305,712
32,637	Procter & Gamble Co.	1,827,346

		3,089,078

Food & Drug Retailing 0.5%
6,700	BJ’s Wholesale Club, Inc.(a)	190,816
5,500	SUPERVALU, Inc.	172,865
3,100	Whole Foods Market, Inc.(b)	446,803

		810,484

Food Products 0.8%
4,700	Archer-Daniels-Midland Co.	114,539
1,100	Chiquita Brands Int’l., Inc.	30,371
4,800	Gold Kist, Inc.(a)	82,512
30,400	Pilgrim’s Pride Corp.(b)	956,992
5,700	Sanderson Farms, Inc.	196,707

		1,381,121

Household Products 0.1%
1,000	Energizer Holdings, Inc.(a)	50,490
4,700	USANA Health Sciences, Inc.(a)(b)	206,894

		257,384

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Tobacco 1.6%
24,700	Altria Group, Inc.	$1,853,734
11,000	Reynolds American, Inc.(b)	935,000

		2,788,734

		12,788,290

ENERGY 10.2%

Oil & Gas Exploration/production 5.6%
7,400	Anadarko Petroleum Corp.	671,254
9,300	Apache Corp.	593,619
42,100	ConocoPhillips	2,752,498
13,100	Devon Energy Corp.	790,978
7,900	Diamond Offshore Drilling, Inc.	446,034
3,000	Marathon Oil Corp.	180,480
900	Noble Corp.	57,942
5,800	Occidental Petroleum Corp.	457,504
1,500	Pogo Producing Co.	75,750
18,200	Schlumberger Ltd.(b)	1,652,014
7,200	Tidewater, Inc.(b)	330,912
22,400	Transocean, Inc.(a)	1,287,776
6,500	Valero Energy Corp.	684,060

		9,980,821

Petroleum & Coal 4.6%
49,090	Chevron Corp.	2,801,566
97,809	Exxon Mobil Corp.	5,490,998

		8,292,564

		18,273,385

FINANCIAL 20.5%

Banking 5.0%
79,600	Bank of America Corp.(b)	3,481,704
11,100	BB&T Corp.(b)	469,974
10,400	First Bancorp (Puerto Rico)	118,768
28,800	KeyCorp.	928,512
1,500	PNC Financial Services Group, Inc. (The)	91,065
6,000	SunTrust Banks, Inc.	434,880
1,700	TD Banknorth, Inc.	48,943
57,591	U.S. Bancorp(b)	1,703,542
26,700	Wells Fargo & Co.	1,607,340

		8,884,728

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	9

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Financial Services 10.8%
2,700	American Express Co.	$134,379
9,400	AmeriCredit Corp.(a)(b)	210,090
4,500	Bear Stearns Cos., Inc. (The)	476,100
2,200	Capital One Financial Corp.(b)	167,970
10,700	CIT Group, Inc.	489,311
87,400	Citigroup, Inc.	4,001,171
1,900	Comerica, Inc.	109,782
20,996	Countrywide Credit Industries, Inc.	667,043
16,600	Goldman Sachs Group, Inc. (The)(b)	2,097,742
62,600	JP Morgan Chase & Co.	2,292,412
13,500	Lehman Brothers Holdings, Inc.	1,615,545
13,600	MBNA Corp.	347,752
21,800	Merrill Lynch & Co., Inc.	1,411,332
27,400	Morgan Stanley	1,490,834
18,400	National City Corp.	593,032
38,800	Wachovia Corp.(b)	1,960,176
32,172	Washington Mutual, Inc.	1,274,011

		19,338,682

Insurance 4.6%
2,000	ACE Ltd.	104,200
30,900	Allstate Corp.	1,631,211
26,200	American Financial Group, Inc.	895,516
26,196	American International Group, Inc.	1,697,501
3,000	Assurant, Inc.	114,600
10,400	Genworth Financial, Inc.(Class A)	329,576
8,400	Hartford Financial Services Group, Inc. (The)	669,900
4,600	Lincoln National Corp.	232,806
7,800	MBIA, Inc.	454,272
4,500	MetLife, Inc.	222,345
15,200	MGIC Investment Corp.	900,448
6,800	Principal Financial Group, Inc.	337,484
1,400	SAFECO Corp.	77,980
12,500	St. Paul Travelers Cos., Inc. (The)	562,875

		8,230,714

Real Estate Investment Trusts 0.1%
7,800	Anthracite Capital, Inc.	81,822
2,000	Ashford Hospitality Trust, Inc.	21,000
5,200	Friedman, Billings, Ramsey Group, Inc. (Class A)(b)	46,124

		148,946

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Thrifts & Mortgage Finance
1,400	Fannie Mae	$66,528

		36,669,598

HEALTHCARE 13.7%

Biotechnology 1.3%
23,300	Amgen, Inc.(a)(b)	1,765,208
14,200	Biogen Idec, Inc.(a)	576,946

		2,342,154

Healthcare Equipment & Supplies 2.7%
3,100	Advanced Neuromodulation Systems, Inc.(a)	189,069
5,800	Bausch & Lomb, Inc.	430,302
37,100	Baxter International, Inc.	1,418,333
27,700	Becton, Dickinson & Co.	1,405,775
9,000	Boston Scientific Corp.(a)	226,080
1,100	C.R. Bard, Inc.	68,618
3,400	Cytyc Corp.(a)	86,190
2,600	Hospira, Inc.(a)	103,610
1,000	Medtronic, Inc.	56,660
4,300	OraSure Technologies, Inc.(a)	47,343
3,800	Palomar Medical Technologies, Inc.(a)(b)	103,930
4,100	Thoratec Corp.(a)(b)	81,098
11,400	Waters Corp.(a)(b)	412,680
2,000	Zimmer Holdings, Inc.(a)	127,540

		4,757,228

Healthcare Providers & Services 1.5%
2,100	Cigna Corp.	243,327
11,800	Laboratory Corp. of America Holdings(a)(b)	569,350
14,200	Quest Diagnostics, Inc.	663,282
21,500	UnitedHealth Group, Inc.(b)	1,244,635

		2,720,594

Pharmaceuticals 8.2%
22,900	Abbott Laboratories	985,845
14,000	Allergan, Inc.(b)	1,250,200
18,000	Bristol-Myers Squibb Co.	381,060
34,200	Caremark Rx, Inc.(a)	1,792,080
62,304	Johnson & Johnson Co.(b)	3,901,477
45,900	Merck & Co., Inc.(b)	1,295,298
136,760	Pfizer, Inc.	2,973,162

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	11

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

29,600	Schering-Plough Corp.	$602,064
32,400	Wyeth	1,443,744

		14,624,930

		24,444,906

INDUSTRIALS 11.9%

Aerospace/Defense 2.8%
5,100	General Dynamics Corp.	593,130
10,200	Honeywell International, Inc.	348,840
24,300	Lockheed Martin Corp.	1,471,608
30,400	Northrop Grumman Corp.	1,630,960
3,600	Raytheon Co.	133,020
15,100	United Technologies Corp.	774,328

		4,951,886

Building Products 0.3%
17,200	Masco Corp.(b)	490,200

Commercial Services & Supplies 0.6%
4,700	Allied Waste Industries, Inc.(a)	38,258
16,600	Cendant Corp.	289,172
7,200	Herman Miller, Inc.	197,352
14,900	R. R. Donnelley & Sons Co.(b)	521,798
3,000	Robert Half International, Inc.(b)	110,640

		1,157,220

Diversified Manufacturing Operations 1.3%
3,000	Cooper Industries Ltd. (Class A)(b)	212,670
6,900	Eaton Corp.	405,927
8,800	Illinois Tool Works, Inc.	745,888
26,600	Ingersoll-Rand Co., (Class A) (Bermuda)	1,005,214

		2,369,699

Electrical Equipment 0.4%
4,700	CDW Corp.	264,845
3,000	Emerson Electric Co.	208,650
2,700	Rockwell Automation, Inc.	143,505
2,300	Thomas & Betts Corp.(a)	89,516

		706,516
Industrial Conglomerates 3.9%
15,600	3M Co.(b)	1,185,288
159,100	General Electric Co.	5,395,081

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

2,300	Textron, Inc.	$165,692
6,700	Tyco International Ltd.	176,813

		6,922,874

Machinery 1.0%
1,200	Caterpillar, Inc.	63,108
14,200	Deere & Co.(b)	861,656
1,200	Navistar International Corp.(a)	33,024
10,500	PACCAR, Inc.	735,210

		1,692,998

Trading Companies & Distributors
800	MSC Industrial Direct Co., Inc. (Class A)	30,544

Transportation Infrastructure 1.6%
1,900	Burlington Northern Santa Fe Corp.	117,914
10,500	FedEx Corp.	965,265
10,700	Swift Transportation Co., Inc.(a)	195,275
21,200	United Parcel Service, Inc. (Class B)(b)	1,546,328

		2,824,782

		21,146,719

INFORMATION TECHNOLOGY 15.0%

Commercial Services & Supplies
100	iPayment, Inc.(a)	3,596

Communications Equipment 2.8%
2,600	Avocent Corp.(a)	79,716
123,500	Cisco Systems, Inc.(a)	2,155,075
2,300	Harris Corp.(b)	94,530
35,400	Qualcomm, Inc.	1,407,504
34,500	Scientific-Atlanta, Inc.	1,222,680

		4,959,505

Computer Software & Services 5.2%
56,700	Compuware Corp.(a)	458,703
56,400	EMC Corp.(a)	787,344
25,700	Fiserv, Inc.(a)(b)	1,122,576
164,500	Microsoft Corp.	4,227,650
2,700	MicroStrategy, Inc. (Class A)(a)(b)	191,430
136,100	Oracle Corp.(a)	1,725,748
3,000	Serena Software, Inc.(a)(b)	65,670
47,700	Xerox Corp.(a)(b)	647,289

		9,226,410

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	13

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Computers & Peripherals 2.9%
35,700	Dell, Inc.(a)	$1,138,116
21,700	Hewlett-Packard Co.	608,468
41,500	International Business Machines Corp.	3,398,020

		5,144,604

Electronic Equipment & Instruments
3,400	National Instruments Corp.	81,260

Internet Services 0.1%
5,900	Digital Insight Corp.(a)	175,997

IT Consulting & Services 0.1%
3,900	Computer Sciences Corp.(a)	199,875

Semiconductors & Semiconductor Equipment 3.9%
6,500	Cymer, Inc.(a)	226,525
11,500	Freescale Semiconductor, Inc.(a)	274,620
155,700	Intel Corp.	3,658,950
3,700	InterDigital Communications Corp.(a)	71,003
53,800	LSI Logic Corp.(a)(b)	436,318
19,500	Micrel, Inc.(a)	195,000
11,700	National Semiconductor Corp.	264,771
62,700	Texas Instruments, Inc.	1,790,085

		6,917,272

		26,708,519

MATERIALS 2.2%

Chemicals 0.8%
29,000	Chemtura Corp.	310,300
23,600	Dow Chemical Co. (The)	1,082,296

		1,392,596

Construction Materials 0.4%
1,100	Eagle Materials, Inc.	117,139
7,500	Martin Marietta Materials, Inc.	591,825

		708,964
Containers & Packaging
2,000	Ball Corp.	78,740

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Metals & Mining 0.9%
2,600	Allegheny Technologies, Inc.	$74,646
21,600	Freeport-McMoRan Copper & Gold, Inc. (Class B)	1,067,472
3,700	Phelps Dodge Corp.	445,739

		1,587,857

Paper & Packaging 0.1%
6,600	Louisiana-Pacific Corp.	164,538

		3,932,695

TELECOMMUNICATION SERVICES 4.2%

Diversified Telecommunication Services 2.4%
54,000	AT&T Corp.	1,068,120
6,900	BellSouth Corp.	179,538
16,800	CenturyTel, Inc.(b)	549,864
19,700	SBC Communications, Inc.(b)	469,845
7,800	Valor Communications Group, Inc.	99,294
58,700	Verizon Communications, Inc.	1,849,637

		4,216,298

Wireless Telecommunication Services 1.8%
58,500	Motorola, Inc.	1,296,360
81,487	Sprint Nextel Corp.	1,899,451

		3,195,811

		7,412,109

UTILITIES 2.6%

Electric Utilities 2.5%
12,700	Alliant Energy Corp.	335,915
17,800	American Electric Power Co., Inc.(b)	675,688
3,100	DTE Energy Co.	133,920
48,800	Duke Energy Corp.	1,292,224
9,300	Edison International	406,968
1,400	FirstEnergy Corp.	66,500
6,000	Pinnacle West Capital Corp.	250,560
13,000	TXU Corp.	1,309,750
3,800	Westar Energy, Inc.	83,980

		4,555,505

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	15

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)
Gas Utilities 0.1%
2,100	ONEOK, Inc.	$60,354
4,200	Sempra Energy	186,060

		246,414

		4,801,919

	Total long-term investments (cost $153,694,841)	177,439,574

Principal Amount (000)
SHORT-TERM INVESTMENTS 25.0%

U.S. Government Security 0.1%
	United States Treasury Bills 3.375%, 12/15/05(c)(d)
$80	(cost $79,670)	79,650

Shares

Mutual Fund 24.9%
	Dryden Core Investment Fund - Taxable Money Market Series(e)(f)
44,472,946	(cost $44,472,946; Note 3)	44,472,946

	Total short-term investments (cost $44,552,616)	44,552,596

	Total Investments 124.4% (cost $198,247,457; Note 5)	221,992,170
	Liabilities in excess of other assets(g) (24.4%)	(43,565,346)

	Net Assets 100.0%	$178,426,824

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $41,738,563; cash collateral of $42,615,882 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	All or portion of security segregated as collateral for financial futures contracts.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the Manager of the Fund also serves as Manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(g)	Liabilities in excess of other assets include net unrealized depreciation of financial futures as follows:

Open future contracts outstanding at October 31, 2005

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2005	Unrealized Depreciation
	Long Positions:
3	S&P 500 Index	Dec 05	$923,975	$907,350	$(16,625)

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 was as follows:

Mutual Fund	24.9%
Financial	20.5
Information Technology	15.0
Healthcare	13.7
Consumer Discretionary	11.9
Industrials	11.9
Energy	10.2
Consumer Staples	7.2
Telecommunication Services	4.2
Utilities	2.6
Materials	2.2
U. S. Government Security	0.1

124.4
Liabilities in excess of other assets	(24.4)

100.0%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	17

Statement of Assets and Liabilities

as of October 31, 2005

Assets
Investments at value, including securities on loan of $41,738,563:
Unaffiliated investments (cost $153,774,511)	$177,519,224
Affiliated investments (cost $44,472,946)	44,472,946
Dividends and interest receivable	146,570
Receivable for Fund shares Sold	73,769
Prepaid expenses	10,399
Due from broker—variation margin	7,575

Total assets	222,230,483

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	42,615,882
Payable for Fund shares Reacquired	572,952
Accrued expenses	153,974
Payable to custodian	197,984
Distribution fee payable	106,121
Management fee payable	98,006
Transfer agent fee payable	57,100
Deferred trustees’ fees	1,640

Total liabilities	43,803,659

Net Assets	$178,426,824

Net assets were comprised of:
Shares of beneficial interest, at par	$16,357
Paid-in capital in excess of par	196,419,189

196,435,546
Undistributed net investment income	95,537
Accumulated net realized loss on investment transactions	(41,832,347)
Net unrealized appreciation on investments	23,728,088

Net assets, October 31, 2005	$178,426,824

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($50,856,106 ÷ 4,542,479 shares of beneficial interest issued and outstanding)	$11.20
Maximum sales charge (5.50% of offering price)	.65

Maximum offering price to public	$11.85

Class B
Net asset value, offering price and redemption price per share
($71,435,629 ÷ 6,656,133 shares of beneficial interest issued and outstanding)	$10.73

Class C
Net asset value, offering price and redemption price per share
($42,422,304 ÷ 3,952,866 shares of beneficial interest issued and outstanding)	$10.73

Class Z
Net asset value, offering price and redemption price per share
($13,712,785 ÷ 1,205,969 shares of beneficial interest issued and outstanding)	$11.37

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	19

Statement of Operations

Year Ended October 31, 2005

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $96,538)	$3,836,507
Affiliated dividend income	38,960
Affiliated income from securities loaned, net	29,585
Interest	2,147

Total income	3,907,199

Expenses
Management fee	1,276,562
Distribution fee—Class A	131,011
Distribution fee—Class B	830,274
Distribution fee—Class C	476,287
Transfer agent’s fees and expenses (including affiliated expenses of $192,000) (Note 3)	223,000
Custodian’s fees and expenses	167,000
Reports to shareholders	85,000
Registration fees	65,000
Legal fees and expenses	41,000
Audit fee	17,000
Trustees’ fees	13,000
Insurance	6,000
Miscellaneous	12,421

Total expenses	3,343,555

Net investment income	563,644

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	21,015,412
Financial futures transactions	119,274

21,134,686

Net change in unrealized appreciation on:
Investments	(5,329,104)
Financial futures contracts	(26,300)

(5,355,404)

Net gain on investments	15,779,282

Net Increase In Net Assets Resulting From Operations	$16,342,926

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$563,644	$(128,657)
Net realized gain on investment transactions	21,134,686	18,836,329
Net change in unrealized appreciation (depreciation) on investments	(5,355,404)	(664,363)

Net increase in net assets resulting from operations	16,342,926	18,043,309

Dividends from net investment income (Note 1)
Class A	(357,161)	—
Class B	—	—
Class C	—	—
Class Z	(111,519)	—

	(468,680)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	15,765,423	25,427,167
Net asset value of shares issued in reinvestment of dividends	409,769	—
Cost of shares reacquired	(54,200,860)	(55,465,972)

Net decrease in net assets from Fund share transactions	(38,025,668)	(30,038,805)

Total decrease	(22,151,422)	(11,995,496)

Net Assets
Beginning of year	200,578,246	212,573,742

End of year(a)	$178,426,824	$200,578,246

(a) Includes undistributed net investment income of:	$95,537	$—

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	21

Notes to Financial Statements

Dryden Large-Cap Core Equity Fund (the “Fund”) is a series of Dryden Tax-Managed Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust was organized as a business trust in Delaware on September 18, 1998. The Fund commenced investment operations on March 3, 1999.

The Fund’s investment objective is to seek long-term after-tax growth of capital. It invests in a portfolio of equity-related securities, such as common stock and convertible securities of U.S. companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing

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time, are valued at fair value in accordance with the Board of Trustees approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any

Dryden Large-Cap Core Equity Fund	23

Notes to Financial Statements

Cont’d

cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

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Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund up to and including $500 million and .60 of 1% of such assets in excess of $500 million. The effective management fee rate was .65 of 1% of average daily net assets of the Fund.

The Trust has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Dryden Large-Cap Core Equity Fund	25

Notes to Financial Statements

Cont’d

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended October 31, 2005, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $44,600 in front-end sales charges resulting from sales of Class A shares, respectively, during the year ended October 31, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2005, it received approximately $145,400 and $3,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The commitment under the credit agreement is $500 million. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The expiration date of the renewed SCA is October 28, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2005.

Note 3. Other Transactions with Affiliate

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2005, the Fund incurred approximately $116,700 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2005, PIM has been compensated in the amount of approximately $11,300 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2005 were $144,249,568, and $182,097,644, respectively.

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $41,738,563. The Fund received $42,615,882 in cash collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made. For the year ended October 31, 2005, the adjustments were to increase undistributed net investment income and decrease paid-in capital in excess of par by $573 due to permanent book to tax adjustments.

For the year ended October 31, 2005, the tax character of dividends paid as reflected in the Statement of Changes of $468,680 was ordinary income. As of October 31, 2005, the accumulated undistributed earnings on a tax basis was $97,177 of ordinary income. For the year ended October 31, 2004, the Fund did not distribute any dividends.

Dryden Large-Cap Core Equity Fund	27

Notes to Financial Statements

Cont’d

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$199,312,099	$28,045,235	$5,365,164	$22,680,071

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

As of October 31, 2005, the Fund had a capital loss carryforward for tax purposes of approximately $40,784,000 of which $20,699,000 expires in 2009, $10,888,000 expires in 2010 and $9,197,000 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Fund utilized approximately $20,505,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2005. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDS) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are not subject to a initial sales charge and the contingent deferred sales charge (CDSC) for Class C shares is 12 months from the date or purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2005:
Shares sold	843,685	$9,263,310
Shares issued in reinvestment of dividends	27,810	301,465
Shares reacquired	(1,488,989)	(16,494,624)

Net increase (decrease) in shares outstanding before conversion	(617,494)	(6,929,849)
Shares issued upon conversion from Class B	335,103	3,736,010

Net increase (decrease) in shares outstanding	(282,391)	$(3,193,839)

Year ended October 31, 2004:
Shares sold	872,498	$8,895,584
Shares reacquired	(1,594,825)	(16,178,718)

Net increase (decrease) in shares outstanding before conversion	(722,327)	(7,283,134)
Shares issued upon conversion from Class B	156,689	1,599,605

Net increase (decrease) in shares outstanding	(565,638)	$(5,683,529)

Class B
Year ended October 31, 2005:
Shares sold	266,756	$2,811,325
Shares reacquired	(2,227,113)	(23,692,568)

Net increase (decrease) in shares outstanding before conversion	(1,960,357)	(20,881,243)
Shares reacquired upon conversion into Class A	(348,239)	(3,736,010)

Net increase (decrease) in shares outstanding	(2,308,596)	$(24,617,253)

Year ended October 31, 2004:
Shares sold	423,538	$4,124,787
Shares reacquired	(2,140,201)	(20,789,785)

Net increase (decrease) in shares outstanding before conversion	(1,716,663)	(16,664,998)
Shares reacquired upon conversion into Class A	(162,764)	(1,599,605)

Net increase (decrease) in shares outstanding	(1,879,427)	$(18,264,603)

Class C
Year ended October 31, 2005:
Shares sold	78,756	$840,693
Shares reacquired	(1,160,841)	(12,348,602)

Net increase (decrease) in shares outstanding	(1,082,085)	$(11,507,909)

Year ended October 31, 2004:
Shares sold	274,118	$2,649,583
Shares reacquired	(1,261,684)	(12,252,075)

Net increase (decrease) in shares outstanding	(987,566)	$(9,602,492)

Dryden Large-Cap Core Equity Fund	29

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Year ended October 31, 2005:
Shares sold	255,009	$2,850,095
Shares issued in reinvestment of dividends	9,855	108,304
Shares reacquired	(147,869)	(1,665,066)

Net increase (decrease) in shares outstanding	116,995	$1,293,333

Year ended October 31, 2004:
Shares sold	944,300	$9,757,213
Shares reacquired	(605,841)	(6,245,394)

Net increase (decrease) in shares outstanding	338,459	$3,511,819

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Financial Highlights

OCTOBER 31, 2005	ANNUAL REPORT

Dryden Large Cap Core Equity Fund

Financial Highlights

Class A
Year Ended October 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.36

Income (loss) from investment operations:
Net investment income	.08
Net realized and unrealized gain (loss) on investment transactions	.83

Total from investment operations	.91

Less Dividends:
Dividends from net investment income	(.07)

Net asset value, end of year	$11.20

Total Return(b):	8.84%
Ratios/Supplemental Data:
Net assets, end of year (000)	$50,856
Average net assets (000)	$52,404
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.22%
Expenses, excluding distribution and service (12b-1) fees	.97%
Net investment income	.75%
For Class A, B, C and Z shares:
Portfolio turnover rate	74%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2004	2003	2002(a)	2001(a)

$9.47	$7.79	$9.06	$12.41

.05	.04	.03	.02
.84	1.64	(1.30)	(3.37)

.89	1.68	(1.27)	(3.35)

—	—	—	—

$10.36	$9.47	$7.79	$9.06

9.40%	21.57%	(14.02)%	(26.99)%

$49,979	$51,026	$49,310	$66,778
$48,763	$48,812	$62,399	$81,887

1.16%	1.19%	1.16%	1.10%
.91%	.94%	.91%	.85%
.47%	.48%	.32%	.15%

73%	69%	69%	73%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	33

Financial Highlights

Cont’d

Class B
Year Ended October 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.94

Income (loss) from investment operations:
Net investment income (loss)	— (b)
Net realized and unrealized gain (loss) on investment transactions	.79

Total from investment operations	.79

Net asset value, end of year	$10.73

Total Return(c):	7.95%
Ratios/Supplemental Data:
Net assets, end of year (000)	$71,436
Average net assets (000)	$83,027
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.97%
Expenses, excluding distribution and service (12b-1) fees	.97%
Net investment income (loss)	.04%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2004	2003	2002(a)	2001(a)

$9.15	$7.59	$8.89	$12.27

(.03)	(.02)	(.04)	(.06)
.82	1.58	(1.26)	(3.32)

.79	1.56	(1.30)	(3.38)

$9.94	$9.15	$7.59	$8.89

8.63%	20.55%	(14.62)%	(27.55)%

$89,099	$99,237	$99,771	$147,021
$96,512	$95,925	$132,783	$184,943

1.91%	1.94%	1.91%	1.85%
.91%	.94%	.91%	.85%
(.28)%	(.27)%	(.43)%	(.60)%

Dryden Large-Cap Core Equity Fund	35

Financial Highlights

Cont’d

Class C
Year Ended October 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.94

Income (loss) from investment operations:
Net investment income (loss)	— (b)
Net realized and unrealized gain (loss) on investment transactions	.79

Total from investment operations	.79

Net asset value, end of year	$10.73

Total Return(c):	7.95%
Ratios/Supplemental Data:
Net assets, end of year (000)	$42,422
Average net assets (000)	$47,629
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.97%
Expenses, excluding distribution and service (12b-1) fees	.97%
Net investment income (loss)	.03%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2004	2003	2002(a)	2001(a)

$9.15	$7.59	$8.89	$12.27

(.03)	(.02)	(.04)	(.06)
.82	1.58	(1.26)	(3.32)

.79	1.56	(1.30)	(3.38)

$9.94	$9.15	$7.59	$8.89

8.63%	20.55%	(14.62)%	(27.55)%

$50,042	$55,112	$54,415	$85,848
$53,868	$52,674	$75,295	$109,346

1.91%	1.94%	1.91%	1.85%
.91%	.94%	.91%	.85%
(.28)%	(.27)%	(.43)%	(.60)%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	37

Financial Highlights

Cont’d

Class Z
Year Ended October 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.52

Income (loss) from investment operations:
Net investment income	.11
Net realized and unrealized gain (loss) on investment transactions	.84

Total from investment operations	.95

Less Dividends:
Dividends from net investment income	(.10)

Net asset value, end of year	$11.37

Total Return(b):	9.06%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,713
Average net assets (000)	$13,218
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.97%
Expenses, excluding distribution and service (12b-1) fees	.97%
Net investment income	.96%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2004	2003	2002(a)	2001(a)

$9.59	$7.88	$9.13	$12.48

.06	.07	.05	.04
.87	1.64	(1.30)	(3.39)

.93	1.71	(1.25)	(3.35)

—	—	—	—

$10.52	$9.59	$7.88	$9.13

9.70%	21.70%	(13.69)%	(26.84)%

$11,457	$7,198	$6,969	$13,469
$8,905	$6,981	$11,218	$18,523

.91%	.94%	.91%	.85%
.91%	.94%	.91%	.85%
.73%	.73%	.55%	.39%

See Notes to Financial Statements.

Dryden Large-Cap Core Equity Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden Tax-Managed Funds—Dryden Large-Cap Core Equity Fund

We have audited the accompanying statement of assets and liabilities of Dryden Tax-Managed Funds—Dryden Large-Cap Core Equity Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended October 31, 2004, were audited by another independent registered public accounting firm, whose report dated December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2005

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (October 31, 2005) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal year ended October 31, 2005, the Fund paid an ordinary distribution for Class A and Class Z shares of $0.07 per share and $0.10 per share, respectively, which represents net investment income.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal period ended October 31, 2005 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund intends to designate 100% of ordinary income dividends, as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2006, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2005.

Dryden Large-Cap Core Equity Fund	41

Management of the Trust

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1998(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1998(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

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Robin B. Smith (66), Trustee since 1998(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Trustee since 1998(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President since 2003 and Trustee since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of PI; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Trustee since 1998(3) Oversees 157 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustee is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Dryden Large-Cap Core Equity Fund	43

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (41), Acting Treasurer since 2005(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Deborah A. Docs (47), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Marina Belaya (38), Assistant Secretary since 2005

Vice President and Corporate Counsel (since April 2005) of Prudential; formerly Associate (September 2002-March 2005) at Schutle, Roth & Zabel LLP.

Claudia DiGiacomo (31), Assistant Secretary since 2005

Vice President and Corporate Counsel (since January 2005) of Prudential; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC; Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of PI.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser(s) or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Dryden Large-Cap Core Equity Fund	45

Approval of Advisory Agreements

On May 24, 2005, the Board of Trustees (the “Board”) of Dryden Tax-Managed Funds, including all of the Independent Trustees, met and approved the continuance of the management and subadvisory agreements for Dryden Large-Cap Core Equity Fund (the “Fund”) for an interim period ending July 31, 2005. Subsequently, at its meeting on June 23, 2005, the Board, including a majority of the Independent Trustees, approved the continuance of the management and subadvisory agreements for the Fund through July 31, 2006.

In advance of the meeting, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of Prudential Investments LLC (“PI”) and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Quantitative Management Associates LLC (“QMA”), which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged, and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of Fund accounting, recordkeeping, compliance, and other services to the Fund. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the

Dryden Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Large-Cap Core Equity Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over one-year and three-year periods, and performance that was in the second quartile over a five-year period in relation to the group of comparable funds in a peer universe (the “Peer Universe”). In addition, the Board noted that the Fund had outperformed its benchmark index, the Russell 1000 Index, over the same time periods.

The Board concluded that the Fund’s performance was satisfactory.

The funds included in the Peer Universe are objectively determined solely by Lipper Inc., independent provider of investment company data. The benchmark index is established by Frank Russell Company.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds provided by Lipper Inc.

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The Fund’s contractual and actual management fee of 0.650% ranked in the first quartile in its Lipper 15(c) Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included the ability to use soft dollar credits,

Dryden Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Three Years	Since Inception
Class A	2.85%	–3.00%	0.96%
Class B	2.95	–2.84	1.06
Class C	6.95	–2.65	1.06
Class Z	9.06	–1.67	2.08

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Three Years	Since Inception
Class A	8.84%	–1.90%	1.82%
Class B	7.95	–2.65	1.06
Class C	7.95	–2.65	1.06
Class Z	9.06	–1.67	2.08

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Source: Prudential Investments LLC and Lipper Inc.

Inception date: 3/3/99.

The graph compares a $10,000 investment in the Dryden Large-Cap Core Equity Fund (Class A shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (March 3, 1999) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed. The S&P 500 Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Large-Cap Core Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Acting Treasurer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Marina Belaya, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Large-Cap Core Equity Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Large-Cap Core Equity Fund
Share Class	A	B	C	Z
NASDAQ	PTMAX	PTMBX	PTMCX	PTEZX
CUSIP	26248W106	26248W205	26248W304	26248W403

MF187E    IFS-A112574            Ed. 12/2005

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2005 and October 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-

approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $51,000. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004 was $33,500.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

              Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Tax-Managed Funds

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	December 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	December 22, 2005

By (Signature and Title)*	/s/ Jack Benintende
Jack Benintende
Acting Treasurer and Principal Financial Officer

Date	December 22, 2005

*	Print the name and title of each signing officer under his or her signature.